UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  February 3, 2014

W. R. GRACE & CO.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-13953	65-0773649
(Commission File Number)	(IRS Employer Identification No.)

7500 Grace Drive
Columbia, Maryland	21044
(Address of Principal Executive Offices)	(Zip Code)

(410) 531-4000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

W. R. GRACE & CO.

FORM 8-K
CURRENT REPORT

Item 1.01.    Entry into a Material Definitive Agreement
Item 2.01.    Completion of Acquisition or Disposition of Assets

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 3.02.    Unregistered Sales of Equity Securities

Preliminary Note

On February 3, 2014 (the “Effective Date”), the joint plan of reorganization of W. R. Grace & Co. (“Grace”) and its debtor subsidiaries (as amended to date, the “Joint Plan”) became effective. For additional information regarding the Joint Plan, see Item 1.03 of this Report. In connection with the effectiveness of the Joint Plan, Grace and/or its principal subsidiary W. R. Grace & Co.-Conn. (“Grace-Conn.”) entered into the following agreements:

Credit Agreement

On February 3, 2014, Grace entered into the Credit Agreement (the “Credit Agreement”), by and among W. R. Grace & Co., a Delaware corporation, W. R. Grace & Co.-Conn., a Connecticut corporation (the “Borrower”), and Grace GmbH & Co. KG, a limited partnership under the laws of the Federal Republic of Germany (the “German Borrower”), each lender from time to time party thereto, and Goldman Sachs Bank USA, as administrative agent. The Credit Agreement provides for:

(a)	a $250 million revolving facility due 2019 (the “U.S. Revolving Facility”);

(b)	a $150 million multicurrency revolving facility due 2019 (the “Multicurrency Revolving Facility” and together with the U.S. Revolving Facility, the “Revolving Facilities”);

(c)	a $700 million term loan due 2021 (the “U.S. Term Facility”);

(d)	a EURO 150 million term loan due 2021 (the “Euro Term Facility”); and

(e)
a $250 million delayed draw term loan facility due 2021 (the “Delayed Draw Term Facility” and together with the U.S. Term Facility and the Euro Term Facility, the “Term Facilities,” and the Term Facilities together with the Revolving Facilities, the “Credit Facilities”).

The Term Facilities will amortize in equal quarterly installments in aggregate annual amounts equal to 1.00% of the original principal amount thereof. The Borrower will use the proceeds of the U.S. Term Facility and the Euro Term Facility to fund payments under the Joint Plan, pay costs in connection with the same and the Credit Facilities and for general corporate purposes. The Delayed Draw Term Facility is available to the Borrower for borrowings within one year after the Effective Date for general corporate purposes, including a settlement of the warrant described below under the captions “-Warrant Agreement” and -[Warrant] Implementation Letter. The Revolving Facilities are available to the Borrower (or the German Borrower, as applicable) for working capital, capital expenditures and general corporate purposes.

U.S. Dollar denominated Loans in respect of the Credit Facilities may be borrowed in LIBOR and Base Rate. Base Rate is the greatest of: the prime rate published in the Wall Street Journal; the federal funds rate plus ½ of 1%; and one month LIBOR plus 1% (which, in respect of the U.S. Term Facility only, shall have a 0.75% LIBOR floor). Multicurrency Loans in respect of the Credit Facilities may be borrowed in LIBOR, EURIBOR and CDOR (the “Adjusted Eurocurrency Rate”) depending on borrowed currency. Loans in respect of the Revolving Facilities will accrue interest at a rate per annum equal to the Adjusted Eurocurrency Rate plus 1.75%, and Base Rate plus 0.75%. Loans in respect of the U.S. Term Facility and the Delayed Draw Term Facility will accrue interest at a rate per annum initially equal to LIBOR plus 2.25%, with a 0.75% LIBOR floor. Loans in respect of the Euro Term Facility will accrue interest at a rate per annum initially equal to EURIBOR plus 2.50%, with a 0.75% EURIBOR floor. In addition, the margins in respect of the Term Facilities will be subject to step-downs determined by reference to a first lien leverage-based pricing grid. The Borrower’s obligations under the Credit Agreement are guaranteed on a secured basis by Grace and Alltech Associates, Inc., a material U.S. subsidiary of the Borrower (collectively, with the Borrower, the “Loan Parties”). The obligations and guarantees of the Loan Parties are secured by a first-priority security interest in substantially all of the assets of the Loan Parties.
The Credit Agreement contains customary affirmative covenants, including, but not limited to (i) maintenance of legal existence and compliance with laws and regulations; (ii) delivery of consolidated financial statements and other information; (iii) payment of taxes; (iv) delivery of notices of defaults and certain other material events; and (v) maintenance of adequate insurance. The Credit Agreement also contains customary negative covenants, including but not limited to restrictions on (i) dividends on, and redemptions of, equity interests and other restricted payments; (ii) liens; (iii) loans and investments; (iv) the sale, transfer or disposition of assets and businesses; (vi) transactions with affiliates; and (vii) a maximum total leverage ratio.
Events of default under the Credit Agreement include, but are not limited to: (i) failure to pay principal, interest, fees or other amounts under the Credit Agreement when due, taking into account any applicable grace period; (ii) any representation or warranty proving to have been incorrect in any material respect when made; (iii) failure to perform or observe covenants or other terms of the Credit Agreement subject to certain grace periods; (iv) a cross-default and cross-acceleration with certain other material debt; (v) bankruptcy events; (vi) certain defaults under ERISA; and (vii) the invalidity or impairment of security interests.

The foregoing summary description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed as Exhibit 4.01 to this Current Report on Form 8-K and is incorporated herein by reference.

WRG Asbestos PI Trust Agreement

On the Effective Date, Grace, in accordance with the Joint Plan and on behalf of itself and the other Debtors (as specified in the Joint Plan), entered into the WRG Asbestos PI Trust Agreement (the “PI Trust Agreement”) with the Asbestos PI Future Claimants’ Representative, the Official Committee of Asbestos Personal Injury Claimants~~;~~, the Asbestos PI Trustees, the Wilmington Trust Company, and the members of the Trust Advisory Committee establishing the WRG Asbestos PI Trust (the “PI Trust”).

As provided by the Joint Plan, the PI Trust is to be funded as described in Item 1.03 of this Report. Pursuant to and in accordance with the Joint Plan, the PI Trust will assume liability for and resolve asbestos personal injury claims, and the Debtors’ present and future liability for these asbestos personal injury claims will be discharged and channeled to the PI Trust.

The foregoing summary description of the PI Trust Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed as Exhibit 10.01 to this Current Report on Form 8-K and is incorporated herein by reference.

WRG Asbestos PD Trust Agreement

On the Effective Date, Grace, in accordance with the Joint Plan and on behalf of itself and the other Debtors (as identified in the Joint Plan), entered into the WRG Asbestos Property Damage Settlement Trust Agreement (the “PD Trust Agreement”) with the Asbestos PD Future Claimants’ Representative, the Official Committee of Asbestos Property Damage Claimants, the Asbestos PD Trustees, the Wilmington Trust Company, and the members of the Zonolite Attic Insulation Trust Advisory Committee establishing the WRG Asbestos PD Trust (the “PD Trust”).

As provided by the Joint Plan, the PD Trust is funded as described in Item 1.03 of this Report. Pursuant to and in accordance with the Joint Plan, the PD Trust will assume liability for and resolve asbestos property damage claims. The PD Trust contains two accounts, the “PD account,” in respect of asbestos property damage claims (typically associated with commercial and public buildings) but excluding claims related to Grace’s former attic insulation product (“ZAI”), and the “ZAI PD account,” in respect of asbestos property damage claims related to ZAI (typically found in residential buildings). Non-ZAI asbestos property damage claims are to be paid from the PD account and U.S. ZAI asbestos property damage claims are to be paid from the ZAI PD account. Each account has a separate trustee and the assets of the accounts are not to be commingled. Canadian ZAI PD Claims are to be paid by a separate fund established in Canada.

Grace will be responsible for funding the PD Trust with additional amounts following the Effective Date. See Deferred Payment Agreement Obligation - Property Damage below and Item 1.03 of this Report under the caption “Joint Plan of Reorganization-- Asbestos-Related Property Damage Claims” for a description of Grace’s obligations to the PD Trust after the Effective Date.

The foregoing summary description of the PD Trust Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed as Exhibit 10.02 to this Current Report on Form 8-K and is incorporated herein by reference.

Warrant Agreement

On the Effective Date, Grace entered into the Warrant Agreement (the “Warrant Agreement”) by and among Grace, the PI Trust and Computershare Limited. Under the Warrant Agreement, on the Effective Date, Grace will issue to the PI Trust warrants to acquire 10 million shares of Grace common stock at an exercise price of $17.00 per share, expiring one year from the Effective Date. The number of shares of Grace common stock for which the warrant is exercisable and the exercise price therefor are subject to customary anti-dilution adjustments in the event of certain actions by Grace. Under the Warrant Agreement, the warrants are freely transferable by the holder thereof, however, the Warrant Agreement and the terms applicable to the warrants were modified in certain respects by the [Warrant] Implementation Letter (described below). Computershare has agreed to act as warrant agent under the Warrant Agreement.

The foregoing summary description of the Warrant Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed as Exhibit 4.09 to this Current Report on Form 8-K and is incorporated herein by reference.

Grace has relied, based on the Joint Plan and the confirmation order it received from the Bankruptcy Court, on Section 1145 of the Bankruptcy Code to exempt from the registration requirements of the Securities Act of 1933 (the “Securities Act”) the issuance and distribution of the warrants pursuant to the Warrant Agreement.

Section 1145 of the Bankruptcy Code exempts the offer and sale of securities under a plan of reorganization from registration under Section 5 of the Securities Act of 1933 as amended, and state laws if three principal requirements are satisfied: the securities must be offered and sold under a plan of reorganization and must be securities of the debtor, of an affiliate participating in a joint plan of reorganization with the debtor or of a successor to the debtor under a plan of reorganization; the recipients of the securities must hold claims against or interests in the debtor; and the securities must be issued in exchange for the recipient’s claim against or interest in the debtor or principally in such exchange and partly for cash or property.

[Warrant] Implementation Letter

On the Effective Date, the [Warrant] Implementation Letter (the “Warrant Settlement”) dated as of October 25, 2012, by and among Grace and the Official Committee of Asbestos Personal Injury Claimants, the Asbestos PI Future Claimants’ Representative and the Official Committee of Equity Security Holders, became effective. The Warrant Settlement modifies the Warrant Agreement by providing for the settlement of the warrant in cash during the one-year period after the Effective Date. Under the terms of the Warrant Settlement, Grace may repurchase the warrant issued to the PI Trust for a price equal to the average of the daily closing prices of Grace common stock during the period commencing one day after the Effective Date and ending on the day prior to the date the PI Trust elects to sell the warrant back to Grace, multiplied by 10 million (the number of shares issuable under the warrant), less $170 million (the aggregate exercise price of the warrant), provided that if the average of the daily closing prices is less than $54.50 per share, then the aggregate repurchase price would be $375 million, and if the average of the daily closing prices exceeds $66.00 per share, then the aggregate repurchase price would be $490 million. In the event a tender offer, or certain other proposed transactions that would result in a change in control of Grace, is announced during the one-year period after the Effective Date, the PI Trust may, in its sole discretion, elect to participate in such acquisition transaction as a stockholder and exercise the warrants in accordance with the terms of the Warrant Agreement, or by sale of the warrants to the prospective acquirer. Other than in connection with such an acquisition transaction, the PI Trust is prohibited from transferring or exercising the warrants, notwithstanding the terms of the Warrant Agreement.

The foregoing summary description of the Warrant Settlement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed as Exhibit 4.10 to this Current Report on Form 8-K and is incorporated herein by reference.

Warrant Registration Rights Agreement

On the Effective Date, in connection with the Warrant Agreement and the issuance of the warrants, Grace and the PI Trust entered into a registration rights agreement (the “Warrant Registration Rights Agreement”). The Warrant Registration Rights Agreement requires Grace to register with the Securities and Exchange Commission the warrants or the shares of Grace common stock issued thereunder upon a request of the PI Trust, in accordance with the terms and conditions set forth in the Warrant Registration Rights Agreement.

The foregoing summary description of the Warrant Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed as Exhibit 4.11 to this Current Report on Form 8-K and is incorporated herein by reference.

Deferred Payment Agreement - Personal Injury (PI)

On the Effective Date, Grace-Conn. entered into the Deferred Payment Agreement (the “Deferred Payment Agreement (PI)”) by and between Grace-Conn. and the PI Trust. The Deferred Payment Agreement (PI) provides for deferred payments to the PI Trust by Grace-Conn. of $110 million per year for five years beginning in 2019, and $100 million per year for 10 years beginning in 2024, that would be subordinate to any bank debt or bonds outstanding.

The Deferred Payment Agreement (PI) contains customary affirmative covenants, including, but not limited to (i) maintenance of legal existence and qualifications; (ii) delivery of financial statements and other information under certain circumstances; and (iii) delivery of notices of defaults and certain other material events. The Deferred Payment Agreement (PI) also contains negative covenants that include certain restrictions on dividends and other distributions and the sale, transfer or disposition of assets and businesses.
Events of default under the Deferred Payment Agreement (PI) include, but are not limited to: (i) failure to pay any deferred payment or interest when due, taking into account any applicable grace period; (ii) failure to perform or observe covenants of the Deferred Payment Agreement (PI) or the Guarantee Agreement (PI) (as described below) subject to certain grace periods; (iii) any assertion that the Deferred Payment Agreement (PI), the Guarantee Agreement (PI), the Share Issuance Agreement (as described below) or any material term thereof is not legal, valid and binding; (iv) a cross-default and cross-acceleration with the Deferred Payment Agreement (PD) (as described below) and the Deferred Payment Agreement (PD-ZAI) (as described below); and (v) bankruptcy events.

The foregoing summary description of the Deferred Payment Agreement (PI) does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed as Exhibit 4.02 to this Current Report on Form 8-K and is incorporated herein by reference.

Guarantee Agreement (PI)

On the Effective Date, Grace entered into the Guarantee Agreement (the “Guarantee Agreement (PI)”) by and between Grace and the PI Trust. The Guarantee Agreement (PI) provides a guarantee by Grace of Grace-Conn.’s obligations to the PI Trust under the Deferred Payment Agreement (PI).

The Guarantee Agreement (PI) contains customary affirmative covenants, including, but not limited to (i) maintenance of legal existence and qualifications; (ii) delivery of financial statements and other information under certain circumstances; and (iii) delivery of notices of defaults and certain other material events. The Guarantee Agreement (PI) also contains negative covenants that include certain restrictions on dividends and other distributions and the sale, transfer or disposition of assets and businesses. Events of default under the Guarantee Agreement (PI) are defined as the events of default under the Deferred Payment Agreement (PI).
The foregoing summary description of the Guarantee Agreement (PI) does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed as Exhibit 4.03 to this Current Report on Form 8-K and is incorporated herein by reference.

Deferred Payment Agreement - Property Damage (PD)

On the Effective Date, Grace-Conn. entered into the Deferred Payment Agreement (the “Deferred Payment Agreement (PD)”) by and between Grace-Conn. and the PD Trust. The Deferred Payment Agreement (PD) provides for a payment to the PD Trust by Grace-Conn. in respect of the PD account every six months in the amount of non-ZAI asbestos property damage claims that were allowed during the preceding six months (plus interest, if applicable) and, except for the first six months, the amount of PD Trust expenses for the preceding six months. The aggregate amount to be paid under the deferred payment obligation in respect of the PD account is not capped. Grace has the right to conduct annual audits of the books, records and claim processing procedures of the PD Trust.

The Deferred Payment Agreement (PD) contains customary affirmative covenants, including, but not limited to (i) maintenance of legal existence and qualifications; (ii) delivery of financial statements and other information under certain circumstances; and (iii) delivery of notices of defaults and certain other material events. The Deferred Payment Agreement (PD) also contains negative covenants that include certain restrictions on dividends and other distributions and the sale, transfer or disposition of assets and businesses.
Events of default under the Deferred Payment Agreement (PD) include, but are not limited to: (i) failure to pay any deferred payment or interest when due, taking into account any applicable grace period; (ii) failure to perform or observe covenants of the Deferred Payment Agreement (PD) or the Guarantee Agreement (PD) (as described below) subject to certain grace periods; (iii) any assertion that the Deferred Payment Agreement (PD), the Guarantee Agreement (PD), the Share Issuance Agreement or any material term thereof is not legal, valid and binding; (iv) a cross-default and cross-acceleration with the Deferred Payment Agreement (PI) and the Deferred Payment Agreement (PD-ZAI) (as described below); and (v) bankruptcy events.

The foregoing summary description of the Deferred Payment Agreement (PD) does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed as Exhibit 4.04 to this Current Report on Form 8-K and is incorporated herein by reference.

Guarantee Agreement (PD)

On the Effective Date, Grace entered into the Guarantee Agreement (the “Guarantee Agreement (PD)”) by and between Grace and the PD Trust. The Guarantee Agreement (PD) provides a guarantee by Grace of Grace-Conn.’s obligations to the PD Trust in respect of the PD account under the Deferred Payment Agreement (PD).

The Guarantee Agreement (PD) contains customary affirmative covenants, including, but not limited to (i) maintenance of legal existence and qualifications; (ii) delivery of financial statements and other information under certain circumstances; and (iii) delivery of notices of defaults and certain other material events. The Guarantee Agreement (PD) also contains negative covenants that include certain restrictions on dividends and other distributions and the sale, transfer or disposition of assets and businesses. Events of default under the Guarantee Agreement (PD) are defined as the events of default under the Deferred Payment Agreement (PD).
The foregoing summary description of the Guarantee Agreement (PD) does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed as Exhibit 4.05 to this Current Report on Form 8-K and is incorporated herein by reference.

Deferred Payment Agreement (PD-ZAI)

On the Effective Date, Grace-Conn. entered into the Deferred Payment Agreement (the “Deferred Payment Agreement (PD-ZAI)”) by and between Grace-Conn. and the PD Trust. Grace is obligated to make a payment of $30 million in cash to the ZAI PD account on the third anniversary of the Effective Date. The Deferred Payment Agreement (PD-ZAI) also provides for up to 10 contingent deferred payments of $8 million per year to the PD Trust by Grace-Conn. in respect of the PD-ZAI account during the 20-year period beginning on the fifth anniversary of the Effective Date, with each such payment due only if the assets of the PD Trust in respect of the PD-ZAI account fall below $10 million during the preceding year.

The Deferred Payment Agreement (PD-ZAI) contains customary affirmative covenants, including, but not limited to (i) maintenance of legal existence and qualifications; (ii) delivery of financial statements and other information under certain circumstances; and (iii) delivery of notices of defaults and certain other material events.

The Deferred Payment Agreement (PD-ZAI) also contains negative covenants that include certain restrictions on dividends and other distributions and the sale, transfer or disposition of assets and businesses.

Events of default under the Deferred Payment Agreement (PD-ZAI) include, but are not limited to: (i) failure to pay any deferred payment or interest when due, taking into account any applicable grace period; (ii) failure to perform or observe covenants of the Deferred Payment Agreement (PD-ZAI) or the Guarantee Agreement (PD--ZAI) (as described below) subject to certain grace periods; (iii) any assertion that the Deferred Payment Agreement (PD-ZAI), the Guarantee Agreement (PD--ZAI), the Share Issuance Agreement or any material term thereof is not legal, valid and binding; (iv) a cross-default and cross-acceleration with the Deferred Payment Agreement (PI) and the Deferred Payment Agreement (PD); and (v) bankruptcy events.

The foregoing summary description of the Deferred Payment Agreement (PD-ZAI) does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed as Exhibit 4.06 to this Current Report on Form 8-K and is incorporated herein by reference.

Guarantee Agreement (PD-ZAI)

On the Effective Date, Grace entered into the Guarantee Agreement (the “Guarantee Agreement (PD-ZAI)”) by and between Grace and the PD Trust. The Guarantee Agreement (PD-ZAI) provides a guarantee by Grace of Grace-Conn.’s obligations to the PD Trust in respect of the PD-ZAI account under the Deferred Payment Agreement (PD-ZAI).

The Guarantee Agreement (PD-ZAI) contains customary affirmative covenants, including, but not limited to (i) maintenance of legal existence and qualifications; (ii) delivery of financial statements and other information under certain circumstances; and (iii) delivery of notices of defaults and certain other material events. The Guarantee Agreement (PD-ZAI) also contains negative covenants that include certain restrictions on dividends and other distributions and the sale, transfer or disposition of assets and businesses. Events of default under the Guarantee Agreement (PD-ZAI) are defined as the events of default under the Deferred Payment Agreement (PD-ZAI).

The foregoing summary description of the Guarantee Agreement (PD-ZAI) does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed as Exhibit 4.07 to this Current Report on Form 8-K and is incorporated herein by reference.

Share Issuance Agreement

On the Effective Date, Grace entered into the Share Issuance Agreement (the “Share Issuance Agreement”) by and among Grace, the PD Trust and the PI Trust. Under the Share Issuance Agreement, Grace’s obligations under the Guarantee Agreement (PI), Guarantee Agreement (PD) and Guarantee Agreement (PD--ZAI) are secured by Grace's obligation to issue 77,372,257 shares of Grace common stock to the PI Trust and the PD Trust, in the event of default of its obligations under such agreements. The number of shares of Grace common stock that Grace is obligated to issue under the Share Issuance Agreement is subject to customary anti-dilution adjustments in the event of certain actions by Grace.

The foregoing summary description of the Share Issuance Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed as Exhibit 4.08 to this Current Report on Form 8-K and is incorporated herein by reference.

Grace intends to rely, based on the Joint Plan and the confirmation order it received from the Bankruptcy Court, on Section 1145 of the Bankruptcy Code to exempt from the registration requirements of the Securities Act any issuance and distribution of shares of Common Stock pursuant to the Share Issuance Agreement.

Asbestos Insurance Transfer Agreement

On the Effective Date, Grace entered into the Asbestos Insurance Transfer Agreement (the “Insurance Transfer Agreement”) by and between Grace, Grace-Conn. and the other the Insurance Contributors identified therein and the PI Trust. Under the Insurance Transfer Agreement, Grace, Grace-Conn. and the other Insurance Contributors transfer rights to all proceeds under all of their insurance policies that are available for payment of PI Claims to the PI Trust.

The foregoing summary description of the Asbestos Insurance Transfer Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed as Exhibit 2.03 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement

Prepetition Credit Facilities

On May 14, 1998, Grace and Grace-Conn. entered into that certain Credit Agreement with The Chase Manhattan Bank (now JPMorgan Chase Bank, N.A.), as administrative agent and certain lenders party thereto, as well as certain related documents and on May 5, 1999, Grace and Grace-Conn. entered into that certain 364-Day Credit Agreement with Bank of America National Trust and Savings Association, as document agent, The Chase Manhattan Bank (now JPMorgan Chase Bank, N.A.), as administrative agent, Chase Securities, Inc. as bank manager and certain lenders party thereto, as well as certain related documents (collectively, the “Prepetition Credit Facilities”). Pursuant to the Joint Plan, on the Effective Date, the obligations under the Prepetition Credit Facilities have been satisfied in full on the terms and conditions of the Joint Plan.

Item 1.03.	Bankruptcy or Receivership

On February 3, 2014 (the “Effective Date”), the joint plan of reorganization of W. R. Grace & Co. (“Grace”) and its debtor subsidiaries (as amended to date, the "Joint Plan") became effective, resulting in the conclusion of Grace’s status as a debtor in the Chapter 11 cases. Since April 2, 2001, Grace had been operating under the protection of Chapter 11 of the U.S. Bankruptcy Code in order to resolve its asbestos-related liabilities in a fair and equitable manner and to protect the long-term value of its businesses for the benefit of its stakeholders. See Grace’s most recent periodic reports for a detailed history of Grace’s Chapter 11 cases.

In September 2008, Grace and other parties filed the Joint Plan with the Bankruptcy Court to address all pending and future asbestos-related claims and all other pre-petition claims as outlined therein. On January 31, 2011, the U.S. Bankruptcy Court for the District of Delaware issued an order (the “Confirmation Order”) confirming the Joint Plan. On January 31, 2012, the U.S. District Court for the District of Delaware (the "District Court") issued an order affirming the Confirmation Order and confirming the Joint Plan in its entirety. On February 3, 2014, the U.S. Court of Appeals for the Third Circuit (the "Third Circuit") dismissed the sole remaining appeal challenging the Confirmation Order, resulting in the Confirmation Order becoming a final order and satisfying a key condition to the effectiveness of the Joint Plan.

Under the Joint Plan, two asbestos trusts have been established under Section 524(g) of the Bankruptcy Code. The Confirmation Order contains a channeling injunction which provides that all pending and future asbestos-related personal injury claims and demands (“PI Claims”) are to be channeled for resolution to an asbestos personal injury trust (the ”PI Trust”) and all pending and future asbestos-related property damage claims and demands (“PD Claims”), including PD Claims related to Grace’s former attic insulation product (“ZAI”), are to be channeled to a separate asbestos property damage trust (the “PD Trust”). Canadian ZAI PD Claims are channeled to a separate Canadian claims fund. The trusts are the sole recourse for holders of asbestos-related claims; the channeling injunctions prohibit them from asserting such claims directly against Grace.

Joint Plan of Reorganization

The following is a summary of the material terms of the Joint Plan as it was confirmed by the Bankruptcy Court and the District Court and implemented on the Effective Date. This summary highlights only certain provisions of the Joint Plan and is not a complete description of that document. Therefore, this summary is qualified in its entirety by reference to the Joint Plan. Under the terms of the Joint Plan, claims under the Chapter 11 Cases are to be satisfied as follows:

Asbestos-Related Personal Injury Claims

All PI Claims have been channeled to the PI Trust for resolution. The PI Trust will use specified trust distribution procedures to satisfy allowed PI Claims.

On the Effective Date, the PI Trust was funded with:

•	$557.75 million in cash from Grace;

•
A warrant to acquire 10 million shares of Grace common stock at an exercise price of $17.00 per share, expiring one year after Effective Date (the “PI Warrant”) (this obligation is expected to be settled in cash with the PI Trust as discussed below);

•	Rights to all proceeds under all of the Grace’s insurance policies that are available for payment of PI Claims;

•
$42.13 million in cash from a subsidiary of Fresenius AG, pursuant to the terms of a settlement agreement resolving asbestos-related, successor liability and fraudulent transfer claims against Fresenius; and

•
$856.82 million in cash and 18 million shares of Sealed Air Corporation common stock paid by Cryovac, Inc., a wholly owned subsidiary of Sealed Air Corporation, pursuant to the terms of a settlement agreement resolving asbestos-related, successor liability and fraudulent transfer claims against Cryovac and Sealed Air.

Grace is obligated to make deferred payments to the PI Trust of $110 million per year for five years beginning in 2019, and $100 million per year for 10 years beginning in 2024, which obligation is secured by Grace's obligation to issue 77,372,257 shares of Grace common stock to the asbestos trusts in the event of default.

The amounts that Grace will be obligated to pay to the PI Trust under the Joint Plan are fixed amounts. Grace is not obligated to make additional payments to the PI Trust beyond the payments described herein.

Asbestos-Related Property Damage Claims

All PD Claims have been channeled to the PD Trust for resolution. The PD Trust contains two accounts, the PD account and the ZAI PD account. U.S. ZAI PD Claims are to be paid from the ZAI PD account and non-ZAI PD Claims are to be paid from the PD account. Canadian ZAI PD Claims are to be paid by a separate fund established in Canada. Each account has a separate trustee and the assets of the accounts are not to be commingled.

PD Account

On the Effective Date, the PD account of the PD Trust was funded with $39.85 million in cash from Grace, CDN$8.6 million in cash from Grace and $111.38 million in cash from Cryovac and Fresenius to pay allowed non-ZAI PD claims settled as of the Effective Date.

Following the Effective Date, unresolved and future non-ZAI PD Claims are to be litigated pursuant to procedures to be approved by the Bankruptcy Court and, to the extent such PD claims are determined to be allowed claims, are to be paid in cash by the PD Trust. Grace is obligated to make a payment to the PD Trust every six months in the amount of any non-ZAI PD Claims allowed during the preceding six months plus interest and, except for the first six months, the amount of PD Trust expenses for the preceding six months (the "PD Obligation"). The aggregate amount to be paid under the PD Obligation is not capped and Grace may be obligated to make additional payments to the PD account of the PD Trust in respect of the PD Obligation.

On the Effective Date, the PD Trust contributed CDN$8.6 million to a separate Canadian ZAI PD Claims fund through which Canadian ZAI PD Claims are to be resolved. There are no continuing or contingent obligations to make additional payments into this fund.

ZAI PD Account

On the Effective Date, the ZAI PD account of the PD Trust was funded with approximately $34.36 million in cash from Cryovac and Fresenius.

Grace is obligated to make a payment of $30 million in cash to the ZAI PD account on the third anniversary of the Effective Date and Grace is obligated to make up to 10 contingent deferred payments of $8 million per year to the ZAI PD account during the 20-year period beginning on the fifth anniversary of the Effective Date, with each such payment due only if the assets of the ZAI PD account fall below $10 million during the preceding year. The amounts that Grace will be obligated to pay to the ZAI PD account under the Joint Plan are capped amounts. Grace is not obligated to make additional payments to the PD Trust in respect of the ZAI PD account beyond the payments described herein.

The PD Trust is to resolve U.S. ZAI PD Claims that qualify for payment by paying 55% of the claimed amount, but in no event is the PD Trust to pay more per claim than 55% of $7,500 (as adjusted for inflation each year after the fifth anniversary of the Effective Date).

All payments to the PD Trust that are not to be paid on the Effective Date are secured by the Grace's obligation to issue 77,372,257 shares of Grace common stock to the asbestos trusts in the event of default. Grace has the right to conduct annual audits of the books, records and claim processing procedures of the PD Trust.

Other Claims

The Joint Plan also provides that all other allowed pre-petition claims will be paid in full on or within 10 days after the Effective Date, or when they otherwise become due. All allowed administrative claims are to be paid in cash and all allowed priority claims are to be paid in cash with interest as provided in the Joint Plan. Secured claims are to be paid in cash with interest or by reinstatement. Allowed general unsecured claims are to be paid in cash, including post-petition interest in accordance with the Joint Plan. Employee-related claims such as pension, retirement medical obligations and workers compensation claims are to be reinstated. Disputed claims that have not been resolved will be resolved in the Bankruptcy Court or another court, where appropriate. If it is ultimately determined that any amounts are owed on these disputed claims, they are to be paid in full, with interest as required. Grace has paid or expects to pay on or within 10 days after the Effective Date $1,361.60 million in respect of other allowed pre-petition or other claims.

After the Effective Date, all persons and entities generally are forever barred from asserting against Grace any claims or demands that are based upon any act or omission, transaction, or other activity, event or occurrence that occurred prior to the Effective Date, except as expressly provided in the Joint Plan.

PI Warrant Settlement

In October 2012, Grace entered into an agreement with the Official Committee of Asbestos Personal Injury Claimants, the Asbestos PI Future Claimants’ Representative and the Official Committee of Equity Security Holders to settle the PI Warrant in cash during the one-year period after the Effective Date. The terms and conditions of the PI Warrant settlement are described in Item 1.01 of this Report under the caption “[Warrant] Implementation Letter.”

Effect on Grace Common Stock

Under the Joint Plan holders of Grace common stock as of the Effective Date retained their shares, but the interests of shareholders are subject to dilution in the event of default with respect to the deferred payment obligations to the PI Trust or the PD Trust under Grace's security obligation.

Funding for Emergence

Grace funded payments under the Joint Plan and its working capital needs through cash on hand and the Credit Facilities pursuant to the Credit Agreement described in Item 1.01 of this Report. The Credit Facilities are comprised of $700 million and EUR 150 million of funded term loan, $250 million in unfunded delayed-draw term loan, and a $400 million revolving credit facility, of which approximately $300 million is unfunded.

Other Matters

As of December 31, 2013, and prior to giving effect to the Joint Plan, Grace estimated its consolidated assets to be $5,398.4 million and its consolidated liabilities to be $4,827.2 million with a stockholders’ equity of $571.2 million.

As of February 3, 2014, 77,063,385 shares of Grace common stock were issued and outstanding, 10,000,000 shares were reserved for future issuance pursuant to the PI Warrant and 77,372,257 shares were reserved for future issuance pursuant to the Share Issuance Agreement (as described in Items 1.01 and 3.02 of this

Report). An aggregate of 87,372,257 shares of Grace common stock are reserved for future issuance in respect of claims and interests filed and allowed under the Joint Plan.

The foregoing summary description of the Joint Plan and the Confirmation Order does not purport to be complete and is qualified in its entirety by reference to the full text of such documents, copies of which are filed as Exhibits 2.01 and 2.02, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. A copy of the press release announcing the effectiveness of the Joint Plan is furnished herewith as Exhibit 99.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

2014 Stock Incentive Plan

On February 3, 2014, the Grace 2014 Stock Incentive Plan (the “Stock Plan”) became effective. As part of the Joint Plan, the Stock Plan was approved by the U. S. Bankruptcy Court for the District of Delaware and supported by the Official Committee of Equity Security Holders.

The Stock Plan provides for the grant of stock awards, stock options, net exercise options, performance based units and any combination of stock awards, stock options, net exercise options and performance based units to eligible employees, including executive officers, and directors (“Key Persons”). The Compensation Committee of the Board of Directors determines which Key Persons will participate in the Stock Plan and the terms of any awards. An aggregate of six million shares have been authorized for issuance as awards over the term of the Plan subject to adjustment only to reflect stock splits and similar events. For each share issued under the Stock Plan: (i) as a stock award to any Director, one share shall be regarded as utilized; and (ii) as a stock award to settle performance based units, one share shall be regarded as utilized.

Stock options and net exercise options granted under the Stock Plan may not have a term longer than five years and one month from the date of grant. The Stock Plan limits awards to any participant, who is subject to Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended, in any single calendar year to no more than one million shares, subject to adjustment only to reflect stock splits and similar events. Awards under the Stock Plan may be conditioned on continued employment, the passage of time or the satisfaction of performance vesting criteria, which criteria may be based on financial and business performance. Vesting requirements are determined by the Compensation Committee. The Stock Plan can be amended or terminated by the Compensation Committee; provided however, Grace will not, without stockholder approval, reduce the purchase price of an outstanding stock option, subject to adjustment only to reflect stock splits and similar events.

The foregoing summary description of the Stock Plan does not purport to be complete and is qualified in its entirety by reference to the full text of such document, a copy of which is filed as Exhibit 10.03 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective as of February 3, 2014 as part of the Joint Plan, Grace has amended and restated its certificate of incorporation and by-laws.

Amended and Restated Certificate of Incorporation

The Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”) amends the certificate of incorporation previously in effect (the “Prior Certificate of Incorporation”). The information set forth in this Current Report on Form 8-K regarding the Amended and Restated Certificate of Incorporation is qualified in its entirety by reference to the full text thereof, a copy of which is attached hereto as Exhibit 3.01 and is incorporated herein by reference. References below to Articles and Sections are to the Articles and Sections of the Amended and Restated Certificate of Incorporation, unless otherwise indicated.

The provisions adopted or changed by amendment include, among other things:

(a)	Grace has changed its registered office in the State of Delaware. (Article II)

(b)	Grace shall not issue nonvoting equity securities to the extent prohibited by Section 1123(a)(6) of the Bankruptcy Code (11 U.S.C. § 1123(a)(6)). (Article IV, Section 6)

(c)
Articles V (authorization to create and issue certain rights to purchase securities) and VI (authorizations regarding by-laws and rights of inspection) of the Prior Certificate of Incorporation have been removed.

(d)	Article VII (stockholder actions) of the Prior Certificate of Incorporation has been amended and restated by new Article VIII.

(e)
Article VIII (director elections) of the Prior Certificate of Incorporation has been amended and restated by new Article VI, including the Classes of Directors provisions set forth in Section 2 thereof.

(f)
Article X (director liability) of the Prior Certificate of Incorporation has been amended and restated by new Article VII, which includes limitations of liability and provisions for indemnification to the fullest extent authorized by the General Corporation Law of the State of Delaware (the “DGCL”), as well as delineating procedures for indemnification. Article VII also contains a new Delaware “Exclusive Forum” provision.

(g)
Article X (regarding the right to impose trading restrictions in connection with the provisions of Section 382 of the Internal Revenue Code of 1986, as amended, and the Treasury regulations promulgated thereunder) has been newly added.

(h)
Article XI (rights and voting power required to amend, alter, change or repeal provisions of the certificate of incorporation) of the Prior Certificate of Incorporation has been replaced by new Article IX, which sets forth new voting power requirements regarding the Amended and Restated Certificate of Incorporation and by-laws.

Bylaws

The Amended and Restated By-laws of (the “Amended and Restated By-laws”) amend the by-laws previously in effect (the “Prior By-laws”). The information set forth in this Current Report on Form 8-K regarding the Amended and Restated By-laws is qualified in its entirety by reference to the full text thereof, a copy of which is attached hereto as Exhibit 3.02 and is incorporated herein by reference. References below to Articles and Sections are to the Articles and Sections of the Amended and Restated By-laws, unless otherwise indicated.

The provisions adopted or changed by amendment include, among other things:

(a)	Notices of stockholder meetings may be made by email or other electronic delivery. (Section 2.4)

(b)	The tenure and classification of the Board of Directors has been amended. (Section 3.2)

(c)	Grace will be transitioning to uncertificated shares commencing on April 1, 2014. (Section 5.1)

(d)
The Indemnification and Insurance provisions have been amended and restated, consistent the Amended and Restated Certificate of Incorporation, and include, among other things, provisions for indemnification to the fullest extent authorized by the DGCL, as well as delineating procedures for indemnification and relevant defined terms. (Section 6.7)

(e)	Article VIII consists of a new Delaware “Exclusive Forum” provision, consistent with the Amended and Restated Certificate of Incorporation.

Item 8.01.	Other Events

Share Repurchase Program

On February 4, 2014, Grace issued a press release announcing a share repurchase program. A copy of the press release is furnished herewith as Exhibit 99.02.

Item 9.01.         Financial Statements and Exhibits

(c)           Exhibits

Exhibit No.	Description
2.01	Joint Plan of Reorganization of W. R. Grace & Co. and its Debtor Subsidiaries*
2.02	Order Confirming Joint Plan of Reorganization
2.03
Asbestos Insurance Transfer Agreement dated as of February 3, 2014, by and between W. R. Grace & Co., W. R. Grace & Co.-Conn. and the other insurance contributors identified therein and the Asbestos PI Trust.

3.01	Amended and Restated Certificate of Incorporation
3.02	Amended and Restated Bylaws
4.01
Credit Agreement dated as of February 3, 2014 by and among W. R. Grace & Co., W. R. Grace & Co.-Conn., Grace GmbH & Co. KG, a Federal Republic of Germany limited partnership, each lender from time to time party thereto, and Goldman Sachs Bank USA, as Administrative Agent.

4.02	Deferred Payment Agreement (PI) dated as of February 3, 2014 by and between W. R. Grace & Co.-Conn. and the WRG Asbestos PI Trust.
4.03	Guarantee Agreement (PI) dated as of February 3, 2014 by and between W. R. Grace & Co. and the WRG Asbestos PI Trust.
4.04	Deferred Payment Agreement (PD) dated as of February 3, 2014 by and between W. R. Grace & Co.-Conn. and the WRG Asbestos PD Trust.
4.05	Guarantee Agreement (PD) dated as of February 3, 2014 by and between W. R. Grace & Co. and the WRG Asbestos PI Trust.
4.06	Deferred Payment Agreement (PD-ZAI) dated as of February 3, 2014 by and between W. R. Grace & Co.-Conn. and the WRG Asbestos PD Trust, the WRG Asbestos PI Trust.
4.07	Guarantee Agreement (PD--ZAI) dated as of February 3, 2014 by and between W. R. Grace & Co. and the WRG Asbestos PD Trust.
4.08	Share Issuance Agreement dated as of February 3, 2014 by and among W. R. Grace & Co., the WRG Asbestos PD Trust and the WRG Asbestos PI Trust.
4.09	Warrant Agreement dated as of February 3, 2014 by and among W. R. Grace & Co., the WRG Asbestos PI Trust and Computershare.
4.10
[Warrant] Implementation Letter dated as of October 25, 2012 by and between W. R. Grace & Co., the Official Committee of Asbestos Personal Injury Claimants, the Asbestos PI Future Claimants’ Representative and the Official Committee of Equity Security Holders.

4.11	[Warrant] Registration Rights Agreement dated as of February 3, 2014 by and between W. R. Grace & Co. and the WRG Asbestos PI Trust.
10.01
WRG Asbestos PI Trust Agreement dated as of February 3, 2014 by and between W. R. Grace & Co., the Asbestos PI Future Claimants’ Representative, the Official Committee of Asbestos Personal Injury Claimants, the Asbestos PI Trustees, the Wilmington Trust Company, and the members of the Trust Advisory Committee.

10.02
WRG Asbestos Property Damage Settlement Trust Agreement dated as of February 3, 2014 by and between W. R. Grace & Co., the Asbestos PD Future Claimants’ Representative, the Official Committee of Asbestos Property Damage Claimants, the Asbestos PD Trustees, Wilmington Trust Company, and the members of the Zonolite Attic Insulation Trust Advisory Committee.

10.03	2014 Omnibus Stock Plan
99.01	W. R. Grace & Co. press release dated February 3, 2014 (Emergence from Chapter 11)
99.02	W. R. Grace & Co. press release dated February 4, 2014 (Share Repurchase Program)

*    The Debtors filed with the Bankruptcy Court the following attachments to the Joint Plan, which, as permitted by Item 601(b)(2) of Regulation S-K, have been omitted from this Report:

Asbestos PI Trust Agreement
Asbestos PD Trust Agreement
Asbestos PI Trust Distribution Procedures
Schedule of Settled Asbestos Insurers Entitled to 524(g) Protection
Asbestos Insurance Transfer Agreement

Best Interests Analysis
CDN ZAI Minutes of Settlement
Cooperation Agreement
Asbestos PI Deferred Payment Agreement
Financial Information
Fresenius Settlement Agreement
Fresenius Settlement Order
Grace PI Guaranty
Non-Debtor Affiliate Schedule
Plan Registration Rights Agreement
Rejected Executory Contracts and Unexpired Leases Schedule
Retained Causes of Action Schedule
Share Issuance Agreement
Unresolved Asbestos PD Claims Schedule
Sealed Air Settlement Agreement
Sealed Air Settlement Order
Warrant Agreement
Case Management Order for Class 7A Asbestos PD Claims
Asbestos PI/PD Inter-Creditor Agreement
Deferred Payment Agreement (Class 7A PD)
Deferred Payment Agreement (Class 7B ZAI)
W. R. Grace & Co. Guarantee Agreement (Class 7A PD)
W. R. Grace & Co. Guarantee Agreement (Class 7B ZAI)
Stock Incentive Plan
Stock Trading Restrictions Term Sheet
ZAI Trust Distribution Procedures
Amended and Restated CDN ZAI Minutes of Settlement
Amendment to the Amended and Restated CDN ZAI Minutes of Settlement

This report, including the exhibits hereto, contains forward-looking statements, that is, information related to future, not past, events. Such statements generally include the words “believes,” “plans,” “intends,” “targets,” “will,” “expects,” “suggests,” “anticipates,” “outlook,” “continues” or similar expressions. Forward-looking statements include, without limitation, expected financial positions; results of operations; cash flows; financing plans; business strategy; budgets; capital and other expenditures; competitive positions; growth opportunities for existing products; benefits from new technology and cost reduction initiatives, plans and objectives; and markets for securities. For these statements, Grace claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Like other businesses, Grace is subject to risks and uncertainties that could cause its actual results to differ materially from its projections or that could cause other forward-looking statements to prove incorrect. Factors that could cause actual results to differ materially from those contained in the forward-looking statements include, without limitation: developments affecting Grace's bankruptcy, proposed plan of reorganization and settlements with certain creditors, the cost and availability of raw materials (including rare earth) and energy, developments affecting Grace's underfunded and unfunded pension obligations, risks related to foreign operations, especially in emerging regions, acquisitions and divestitures of assets and gains and losses from dispositions or impairments, the effectiveness of its research and development and growth investments, its legal and environmental proceedings, costs of compliance with environmental regulations and those factors set forth in Grace's most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q and Current Reports on Form 8-K, which have been filed with the Securities and Exchange Commission and are readily available on the Internet at www.sec.gov. Reported results should not be considered as an indication of future performance. Readers are cautioned not to place undue reliance on Grace's projections and forward-looking statements, which speak only as the date thereof. Grace undertakes no obligation to publicly release any revision to the projections and forward-looking statements contained in this report, or to update them to reflect events or circumstances occurring after the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

W. R. GRACE & CO.
(Registrant)

	By	/s/ Mark Shelnitz
Mark Shelnitz
Secretary

Dated: February 7, 2014

EXHIBIT INDEX

Exhibit No.	Description
2.01	Joint Plan of Reorganization of W. R. Grace & Co. and its Debtor Subsidiaries
2.02	Order Confirming Joint Plan of Reorganization
2.03
Asbestos Insurance Transfer Agreement dated as of February 3, 2014, by and between W. R. Grace & Co., W. R. Grace & Co.-Conn. and the other insurance contributors identified therein and the Asbestos PI Trust.

3.01	Amended and Restated Certificate of Incorporation
3.02	Amended and Restated Bylaws
4.01
Credit Agreement dated as of February 3, 2014 by and among W. R. Grace & Co., W. R. Grace & Co.-Conn., Grace GmbH & Co. KG, a Federal Republic of Germany limited partnership, each lender from time to time party thereto, and Goldman Sachs Bank USA, as Administrative Agent.

4.02	Deferred Payment Agreement (PI) dated as of February 3, 2014 by and between W. R. Grace & Co.-Conn. and the WRG Asbestos PI Trust.
4.03	Guarantee Agreement (PI) dated as of February 3, 2014 by and between W. R. Grace & Co. and the WRG Asbestos PI Trust.
4.04	Deferred Payment Agreement (PD) dated as of February 3, 2014 by and between W. R. Grace & Co.-Conn. and the WRG Asbestos PD Trust.
4.05	Guarantee Agreement (PD) dated as of February 3, 2014 by and between W. R. Grace & Co. and the WRG Asbestos PI Trust.
4.06	Deferred Payment Agreement (PD-ZAI) dated as of February 3, 2014 by and between W. R. Grace & Co.-Conn. and the WRG Asbestos PD Trust, the WRG Asbestos PI Trust.
4.07	Guarantee Agreement (PD--ZAI) dated as of February 3, 2014 by and between W. R. Grace & Co. and the WRG Asbestos PD Trust.
4.08	Share Issuance Agreement dated as of February 3, 2014 by and among W. R. Grace & Co., the WRG Asbestos PD Trust and the WRG Asbestos PI Trust.
4.09	Warrant Agreement dated as of February 3, 2014 by and among W. R. Grace & Co., the WRG Asbestos PI Trust and Computershare.
4.10
[Warrant] Implementation Letter dated as of October 25, 2012 by and between W. R. Grace & Co., the Official Committee of Asbestos Personal Injury Claimants, the Asbestos PI Future Claimants’ Representative and the Official Committee of Equity Security Holders.

4.11	[Warrant] Registration Rights Agreement dated as of February 3, 2014 by and between W. R. Grace & Co. and the WRG Asbestos PI Trust.
10.01
WRG Asbestos PI Trust Agreement dated as of February 3, 2014 by and between W. R. Grace & Co., the Asbestos PI Future Claimants’ Representative, the Official Committee of Asbestos Personal Injury Claimants, the Asbestos PI Trustees, the Wilmington Trust Company, and the members of the Trust Advisory Committee.

10.02
WRG Asbestos Property Damage Settlement Trust Agreement dated as of February 3, 2014 by and between W. R. Grace & Co., the Asbestos PD Future Claimants’ Representative, the Official Committee of Asbestos Property Damage Claimants, the Asbestos PD Trustees, Wilmington Trust Company, and the members of the Zonolite Attic Insulation Trust Advisory Committee.

10.03	2014 Omnibus Stock Plan
99.01	W. R. Grace & Co. press release dated February 3, 2014 (Emergence from Chapter 11)
99.02	W. R. Grace & Co. press release dated February 4, 2014 (Share Repurchase Program)